UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 4, 2008

A. H. BELO CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-33741	38-3765318
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

P. O. Box 224866
Dallas, Texas	75222-4866
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (214) 977-8200
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
On September 4, 2008, A. H. Belo Corporation announced the completion of its voluntary severance program and the commencement of an involuntary reduction in force. Also on September 4, 2008, Jim Moroney, Executive Vice President of A. H. Belo, sent a letter to employees announcing the completion of the voluntary severance program and the necessity of a follow-on involuntary reduction in force. A copy of the press release and employee letter are posted on the Company’s Web site (www.ahbelo.com) in the Investor Relations section. A copy of the press release and employee letter are furnished with this report as Exhibits 99.1 and 99.2, respectively.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

99.1	A. H. Belo Corporation Press Release dated September 4, 2008

99.2	A. H. Belo Corporation Employee Letter dated September 4, 2008

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 5, 2008	A. H. BELO CORPORATION
	By:	/s/ Alison K. Engel
Alison K. Engel
Senior Vice President/Chief Financial Officer

EXHIBIT INDEX

99.1	A. H. Belo Corporation Press Release dated September 4, 2008

99.2	A. H. Belo Corporation Employee Letter dated September 4, 2008